               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             MICROSOFT CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             MICROSOFT CORPORATION
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: ________

  (2) Aggregate number of securities to which transaction applies: ___________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:000/1/_______________________________

  (4) Proposed maximum aggregate value of transaction: _______________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Filing Date:

--------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                              [LOGO OF MICROSOFT]

                                                             September 25, 1998

Dear Shareholder:

  You are cordially invited to attend the annual meeting of shareholders of Microsoft Corporation, which will be held at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington on November 11, 1998, at 8:00 a.m. I look forward to greeting as many of our shareholders as possible. Please note that parking is limited, so please plan ahead if you are driving to the meeting. We will be providing overflow parking and shuttle buses at the Bellevue Square shopping mall beginning at 7 a.m. Bellevue Square is located at the corner of NE 8th Street and Bellevue Way, between NE 4th Street and NE 8th Street, and is approximately 10 minutes from the Meydenbauer Center. You can enter the parking area at the west entrance of the mall on West Drive. You will park and board the buses near the Black Tie valet parking station near the Zoopa Restaurant on West Drive.

  Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

  Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

  On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                       Sincerely,

                                       /s/ Robert J. Herbold

                                       Robert J. Herbold
                                       Executive Vice President and Chief
                                        Operating Officer

                             MICROSOFT CORPORATION
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               November 11, 1998

To the Shareholders:

  The annual meeting of the shareholders of Microsoft Corporation will be held at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington, on November 11, 1998, at 8:00 a.m. for the following purposes:

    1. To elect directors.

    2. To transact such other business as may properly come before the meeting.

  Only shareholders of record at the close of business on September 11, 1998 are entitled to notice of, and to vote at, this meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ William H. Neukom

                                   William H. Neukom, Secretary

Redmond, Washington
September 25, 1998


                                   IMPORTANT

 Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                             MICROSOFT CORPORATION
                               ONE MICROSOFT WAY
                           REDMOND, WASHINGTON 98052

                      PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 11, 1998

  This Proxy Statement, which was first mailed to shareholders on September 25, 1998, is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation (the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 8:00 a.m. on November 11, 1998, at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

  Shareholders of record at the close of business on September 11, 1998 will be entitled to vote at the meeting on the basis of one vote for each share held. On September 11, 1998, there were 2,484,635,670 shares of common stock outstanding, held of record by 71,155 shareholders.

1. ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

  Seven directors are to be elected at the annual meeting, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

  William H. Gates, 42, was a founder of the Company and has been its Chief Executive Officer and Chairman of the Board since the Company's predecessor partnership was incorporated in 1981. From 1975 to 1981, Mr. Gates was a partner with Paul Allen, Microsoft's other founder, in the predecessor partnership. Mr. Gates is also a director of ICOS Corporation.

  Paul G. Allen, 45, has been a director of the Company since 1990, and also served on the Board from 1981 to 1984. Mr. Allen was a founder of the Company and worked at Microsoft from 1975 to 1984. Mr. Allen owns and invests in a suite of companies exploring the potential of multimedia digital communications. His primary companies include Asymetrix Learning Systems, Interval Research Corporation, Vulcan Northwest Inc., and Vulcan Ventures Inc. He is also the owner of the Portland Trail Blazers basketball team and Seattle Seahawks football team, a partner in the entertainment studio DreamWorks SKG, and holds investments in more than 50 new media companies.

  Jill E. Barad, 47, has been a director of the Company since 1996. Ms. Barad has been the president and chief executive officer of Mattel, Inc. since January 1997. Starting as a product manager at Mattel in 1981, she was named executive vice president of marketing and worldwide product development in 1986 and, in 1989, president of the girls and activity toys division. In 1990 she was named president of Mattel USA and, in 1992, president and chief operating officer of Mattel. Ms. Barad is also a director of Mattel, Inc. and Pixar Animation Studios.

  Richard A. Hackborn, 61, has been a director of the Company since 1994. Mr. Hackborn retired in 1993 from Hewlett-Packard Company, which designs, manufactures, and services electronic products and systems for measurement, computation, and communications, and currently serves on that company's Board of Directors. From 1990 to 1993, he was Hewlett-Packard's Executive Vice President, Computer Products Organization, and from 1984 through 1990, he was its Vice President and General Manager, Peripherals Group.

  David F. Marquardt, 49, has served as a director of the Company since 1981. Mr. Marquardt is a founding general partner of August Capital, formed in 1995, and has been a general partner of various Technology Venture Investors entities, which are private venture capital limited partnerships, since August 1980. He is a director of Auspex Systems, Inc., Netopia, Inc., Visioneer, Inc., and various privately held companies.

  William G. Reed, Jr., 59, has been a director of the Company since 1987. Mr. Reed served as Chairman of the Board of Simpson Timber Company, a forest products company, from 1971 to 1986, and as Chairman of Simpson Investment Company, from 1986 to July 1996. In addition to Simpson Investment Company, he is a director of PACCAR, Inc., SAFECO Corporation, the Seattle Times Company, and Washington Mutual Savings Bank.

  Jon A. Shirley, 60, served as President and Chief Operating Officer of Microsoft from 1983 to 1990. He has been a director of the Company since 1983. Mr. Shirley also serves as Chairman of the Board of Directors of Mentor Graphics Corporation.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

  The Company's Board of Directors has an Audit Committee, a Compensation Committee, and a Finance Committee. There is no standing nominating committee. Messrs. Reed, Marquardt, and Shirley serve on the Audit Committee, which meets with financial management, the internal auditors, and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Hackborn and Reed and Ms. Barad serve on the Compensation Committee, which reviews the compensation of the Chief Executive Officer and other officers of the Company, reviews executive bonus plan allocations, and grants stock options to officers and employees of the Company under its stock option plan. Messrs. Hackborn, Marquardt, and Shirley serve on the Finance Committee, which reviews and provides guidance to the Board of Directors and management with respect to major financial policies of the Company.

  The Audit Committee and Compensation Committee each met four times during fiscal 1998. The Finance Committee met three times. The entire Board of Directors met four times during the last fiscal year. All directors attended 75% or more of the aggregate number of Board meetings and committee meetings.

  Messrs. Gates and Allen receive no cash compensation for serving on the Board except for reimbursement of reasonable expenses incurred in attending meetings. Pursuant to agreements with the Company, the other five directors are each paid $8,000 per year plus $1,000 for each Board meeting and $500 for each committee meeting they attend. During fiscal 1998, Messrs. Allen, Hackborn, Marquardt, Reed, and Shirley and Ms. Barad each received an annual option to purchase 10,000 shares of the Company's common stock. The exercise price of each option was the market price of Microsoft common stock on the date of grant.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's common shares by the nominees for directors, the Company's Chief Executive Officer and the four other highest paid executive officers ("Named Executive Officers"), and the directors and executive officers as a group.

                                       AMOUNT AND NATURE OF
                                       BENEFICIAL OWNERSHIP
                                       OF COMMON SHARES AS
                NAMES                     OF 9/11/98(1)       PERCENT OF CLASS
                -----                  --------------------   ----------------
William H. Gates......................     515,777,800(2)(3)        20.8%
Paul G. Allen.........................     144,851,948(4)            5.8
Jill E. Barad.........................          42,000(5)              *
Richard A. Hackborn...................          15,000                 *
David F. Marquardt....................       1,094,385(6)              *
William G. Reed, Jr...................         927,188(7)              *
Jon A. Shirley........................       5,553,646(8)              *
Steven A. Ballmer.....................     119,813,443(2)            4.8
Robert J. Herbold.....................         444,596(9)              *
Paul A. Maritz........................       1,701,333(10)             *
Michel Lacombe........................       1,470,404(11)             *
Executive Officers and Directors as a
 group (22 persons)...................     807,573,597(12)          32.3

--------
  *   Less than 1%.

 (1) Beneficial ownership represents sole voting and investment power. To the Company's knowledge, the only shareholders who beneficially owned more than 5% of the outstanding common shares as of September 11, 1998, were Messrs. Gates and Allen.

 (2) The business address for Messrs. Gates and Ballmer is: Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052.

 (3) Does not include 107,530 shares owned by Mr. Gates' wife, as to which he disclaims beneficial ownership.

 (4) Includes 630,000 shares that may be purchased within 60 days of September 11, 1998, pursuant to outstanding stock options ("Vested Options"). Mr. Allen's business address is: Vulcan Northwest Inc., 110-- 110th Avenue N.E., Suite 550, Bellevue, Washington 98004.

 (5)  Includes 40,000 Vested Options.

 (6)  Includes 450,000 Vested Options.

 (7)  Includes 450,000 Vested Options.

 (8) Includes 661,835 shares held by the Shirley Family Limited Partnership, a limited partnership of which Mr. Shirley is the president of the sole general partner, 50,560 shares held by Mr. Shirley as trustee under trusts for two grandsons, and 450,000 Vested Options.

 (9)  Includes 440,000 Vested Options.

(10)  Includes 1,687,000 Vested Options.

(11)  Includes 570,000 Vested Options.

(12)  Includes 12,930,200 Vested Options.

             INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

CASH COMPENSATION

  The following table discloses compensation received for the three fiscal years ended June 30, 1998, by the Company's Chief Executive Officer and the four other Named Executive Officers.

                          SUMMARY COMPENSATION TABLE

                                                     LONG-TERM
                                       ANNUAL       COMPENSATION
                                    COMPENSATION       AWARDS
                                  ----------------- ------------
                                                     SECURITIES
                                                     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY  BONUS(1)  OPTIONS(#)  COMPENSATION(2)
---------------------------  ---- -------- -------- ------------ ---------------
William H. Gates...........  1998 $368,874 $173,423         0             0
 Chairman of the Board;      1997  349,992  241,360         0             0
 Chief Executive Officer;
 Director                    1996  340,618  221,970         0             0

Steven A. Ballmer..........  1998  337,429  205,598         0        $4,800
 President                   1997  316,242  265,472         0         5,125
                             1996  271,869  212,905         0         4,875

Robert J. Herbold..........  1998  535,773  572,317         0        76,833
 Executive Vice President;   1997  536,127  673,096         0        50,094
 Chief Operating Officer     1996  471,672  608,245         0        12,633

Paul A. Maritz.............  1998  311,223  205,215         0         5,025
 Group Vice President,       1997  282,084  243,105         0         5,025
 Platforms and Applications  1996  244,382  222,300    96,000         5,175

Michel Lacombe.............  1998  335,570  257,503         0             0
 Senior Vice President,
 Europe, Middle East,        1997  333,951  278,050         0             0
 and Africa Region;
 President, Microsoft        1996  301,101  169,520   360,000             0
 Europe

--------
(1) The amounts disclosed in the Bonus column were all awarded under the Company's Executive Bonus Plan, except the amounts disclosed for Mr. Herbold include payments of $250,000 each year pursuant to a signing bonus. See the description of Mr. Herbold's employment agreement below.

(2) The amounts disclosed in this column only include Company contributions under the Company's 401(k) plan, except that for Mr. Herbold, it also includes $4,758 in 1996, $45,344 in 1997, and $72,033 in 1998 for life insurance premiums.

COMPENSATION PURSUANT TO STOCK OPTIONS

  No stock options were granted to any Named Executive Officers during fiscal 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table provides information on option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options at June 30, 1998.

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                           SHARES                    OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS
                          ACQUIRED      VALUE           YEAR-END(#)          AT FISCAL YEAR-END($)
                         ON EXERCISE  REALIZED   ------------------------- --------------------------
NAME                         (#)         ($)     EXERCISABLE UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
----                     ----------- ----------- ----------- ------------- ------------ -------------
William H. Gates........         0             0          0           0               0            0
Steven A. Ballmer.......         0             0          0           0               0            0
Robert J. Herbold.......    60,000   $ 3,011,250    465,000     775,000    $ 43,157,813  $71,929,688
Paul A. Maritz..........   150,000    13,345,833  1,855,000     498,000     191,133,699   47,442,075
Michel Lacombe..........         0             0    540,000     630,000      54,203,344   50,999,534

ROBERT J. HERBOLD EMPLOYMENT AGREEMENT

  Mr. Herbold joined Microsoft in November 1994. Microsoft offered him an attractive compensation package in order to convince him to leave Procter & Gamble after over 25 years at that company. He received $250,000 upon hiring, and received $250,000 per year for three years, payable at each of the first three anniversaries of his hire date. He received stock options for 1,300,000 shares when he joined the Company. He will not be eligible for additional stock options until 1999. He receives enhanced health and disability benefits during and after his employment. Microsoft agreed to purchase a $650,000 whole life policy and a $1.35 million term life policy to replace policies he had at P&G.

  In the event Mr. Herbold's employment is terminated prior to the fourth anniversary of his hire date, for any reason other than "Misconduct" or voluntary resignation, Microsoft will provide him the following severance benefits: (i) an immediate lump sum payment equal to the greater of (a) all compensation that would have been paid to him if he had continued in Microsoft's employ for four years following his hire date, or (b) the sum of his annual base salary at the time of termination plus the Executive and Merit Bonuses awarded to him for the most recently completed fiscal year, multiplied by two; and (ii) immediate vesting of all unvested options under his 400,000-share option (4 1/2-year vesting schedule) and immediate vesting of that portion of his 900,000-share option (7 1/2-year vesting schedule) which would have vested during the four years following his hire date. If Mr. Herbold's employment is terminated after the fourth anniversary of his hire date, for any reason other than Misconduct or voluntary resignation, the parties will negotiate in good faith a reasonable severance package with a minimum of 18 months' base salary. For severance purposes, Misconduct is limited to the commission of a felony or any other intentional misconduct that has a material adverse effect upon the business or reputation of Microsoft.

                   REPORT OF THE MICROSOFT CORPORATION BOARD
                      OF DIRECTORS COMPENSATION COMMITTEE

  Microsoft's employee compensation policy is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals, competitive benefits, and an efficient workplace environment. The Company also encourages broad-based employee ownership of Microsoft stock through a stock option program in which all employees are eligible to participate.

  The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

  The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonus financial performance goals, bonus plan allocations, and stock option grants. The Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees.

  Officers of the Company are paid salaries in line with their responsibilities. These salaries are structured to be within the median range of salaries paid by competitors in the computer and other relevant industries. Competitors selected for salary comparison purposes differ from the companies included in the Nasdaq Computer and Data Processing Stocks which is used in the Performance Graph that follows this report. Officers also participate in the Executive Bonus Plan. Each officer is eligible to receive a discretionary bonus of up to 15% of base salary based upon individually established performance goals. Officers are also eligible for financial performance bonuses of up to 90% of base salary, with amounts based on a graduated formula which takes into account predetermined corporate revenue and profit goals and, in the case of officers with profit and loss responsibility, group revenue and profit goals. The maximum total bonus under the Executive Bonus Plan is 105% of base salary. The Compensation Committee establishes aggressive revenue and profit goals as an incentive for superior individual, group, and corporate performance. Likewise, stock option grants to officers (and other employees) promote success by aligning employee financial interests with long-term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.

  As noted above, the Company's compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for Named Executive Offers so as to preserve the related federal income tax deductions.

  The Compensation Committee annually reviews and approves the compensation of William H. Gates, the Chief Executive Officer. Mr. Gates also participates in the Executive Bonus Plan, with his bonus tied to corporate revenue and profit goals, but does not participate in the individual performance portion of the Executive Bonus Plan. His maximum possible bonus is 90% of his base salary. The Committee believes Mr. Gates is paid a reasonable salary, and his bonus is based on the same corporate financial goals as the other officers of the Company. In addition, Mr. Gates is a significant shareholder in the Company, and to the extent his performance as CEO translates into an increase in the value of the Company's stock, all shareholders, including him, share the benefits.

COMPENSATION COMMITTEE

Jill E. Barad

Richard A. Hackborn

William G. Reed, Jr.

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                AMONG MICROSOFT CORPORATION, NASDAQ C&DPS INDEX
                               AND S&P 500 INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           MICROSOFT         NASDAQ       S&P
(Fiscal Year Covered)        CORPORATION       C&DPS INDEX  500 INDEX
---------------------        -----------       -----------  ----------
Measurement Pt-00/00/1993    $100.00           $100.00      $100.00
FYE 06/30/1994               $117.00           $100.00      $101.00
FYE 06/30/1995               $205.00           $164.00      $128.00
FYE 06/30/1996               $273.00           $217.00      $161.00
FYE 06/30/1997               $574.00           $274.00      $217.00
FYE 06/30/1998               $985.00           $415.00      $282.00

  Note: Microsoft management consistently cautions that the stock price performance shown in the graph above should not be considered indicative of potential future stock price performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Mr. Gates is the sole shareholder of Corbis Corporation, a company that provides digitized images and production services. The Company paid Corbis Corporation approximately $330,000 in the past fiscal year as licensing fees for digital images.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Each of Michel Lacombe, Gregory Maffei and Orlando Ayala were late in filing a Form 3 following their promotion to executive officers of the Company. Mr. Ayala also filed a late Form 4 recording an exercise of stock options and the sale of stock.

SOLICITATION OF PROXIES

  The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, W.F. Doring & Co. may solicit proxies at an approximate cost of $12,500 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

VOTING TABULATION

  Vote Required: Under the Washington Business Corporation Act, the election of the Company's directors requires a plurality of the votes represented in person or by proxy at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by ChaseMellon Shareholder Services, L.L.C.

  Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

AUDITORS

  Representatives of Deloitte & Touche LLP, independent public auditors for the Company for fiscal 1998 and the current fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

OTHER MATTERS

  The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROPOSALS OF SHAREHOLDERS

  Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the 1999 Annual Meeting of Shareholders must submit the proposal to the Company no later than May 27, 1999. Shareholders who intend to present a proposal at the 1999 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than August 10, 1999. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DATED: Redmond, Washington, September 25, 1998.

  A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 1998, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST. PLEASE WRITE TO:

                         INVESTOR RELATIONS DEPARTMENT
                             MICROSOFT CORPORATION
                               ONE MICROSOFT WAY
                           REDMOND, WASHINGTON 98052

                             MICROSOFT CORPORATION

                                     PROXY

        FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MICROSOFT CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM H. GATES and ROBERT J. HERBOLD, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington on November 11, 1998 at 8:00 a.m. and at any adjournments thereof.

               (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                                                               Please mark
                                                               your votes    [X]
                                                               as indicated

     This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. Election of directors: William H. Gates, Paul G. Allen, Jill E. Barad, Richard A. Hackborn, David F. Marquardt, William G. Reed, Jr., and Jon A. Shirley

                      FOR Election       NOT FOR Election
                      of directors         of directors
                          [ ]                  [ ]

    Except vote withheld from following nominee(s) listed in space above.

    -------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                       IMPORTANT - PLEASE SIGN AND RETURN
                                       PROMPTLY. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee, or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature               Signature if held jointly             Dated:      , 1998
          ------------                            -----------        -----

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                            YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF TWO WAYS:

    1. Vote by Internet at the Internet address: http://www.eproxy.com/msft
                                                 --------------------------

                                      OR

  2. Mark, sign and date this proxy card and return promptly in the enclosed envelope.

                             MICROSOFT CORPORATION

                                     PROXY

        FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MICROSOFT CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM H. GATES and ROBERT J. HERBOLD, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington on November 11, 1998 at 8:00 a.m. and at any adjournments thereof.

               (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

                                                              Please mark
                                                              your votes     [X]
                                                              as indicated

     This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. Election of directors: William H. Gates, Paul G. Allen, Jill E. Barad, Richard A. Hackborn, David F. Marquardt, William G. Reed, Jr., and Jon A. Shirley

                      FOR Election       NOT FOR Election
                      of directors         of directors
                          [_]                  [_]

    Except vote withheld from following nominee(s) listed in space above.

    -------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                       IMPORTANT - PLEASE SIGN AND RETURN
                                       PROMPTLY. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee, or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature               Signature if held jointly             Dated:      , 1998
          ------------                            -----------        -----

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

  Now you can vote your Proxy over
  the Internet or by telephone!

  It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing either option, you help Microsoft reduce postage and proxy tabulation costs.


  OPTION 1: VOTE OVER THE INTERNET
  1. Read the accompanying Proxy Statement.
  2. Have your 12-digit control number located on your voting ballot available.
  3. Point your browser to http://www.proxyvote.com
  4. Follow the instructions. You will be given two choices:

     You can simply cast your vote.

     Or you can cast your vote and register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy, and any other correspondence will be delivered to you electronically via e-mail.

  OPTION 2: VOTE BY TELEPHONE
  1. Read the accompanying Proxy Statement.
  2. Have your 12-digit control number located on your voting ballot available.
  3. Using a touch-tone phone, call the toll-free number shown on the voting ballot.
  4. Follow the recorded instructions.


  Your vote is important!
  Using the Internet or the telephone, you can vote anytime, 24 hours a day. Or if your prefer, you can return the enclosed paper ballot in the envelope provided.
  Please do not return the enclosed paper ballot if you are voting by the Internet or telephone.

  msft
  Microsoft Investor Relations
  www.microsoft.com/msft/                                    [LOGO OF MICROSOFT]

  Now you can vote your Proxy
  over the Internet!

  It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing to vote over the Internet, you help Microsoft reduce postage and proxy tabulation costs.


  HOW TO VOTE OVER THE INTERNET
  1. Read the accompanying Proxy Statement.
  2. Have your 11-digit control number located on your voting ballot available.
  3. Point your browser to http://www.eproxy.com/msft
  4. Follow the instructions. You will be given two choices:

     You can simply cast your vote.

     Or you can cast your vote and register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, proxy, and any other correspondence will be delivered to you electronically via e-mail.


  Your vote is important!
  Using the Internet, you can vote anytime, 24 hours a day.
  Or if your prefer, you can return the enclosed paper ballot in the envelope provided.
  Please do not return the enclosed paper ballot if you are voting over the Internet.


  msft
  Microsoft Investor Relations
  www.microsoft.com/msft/                                    [LOGO OF MICROSOFT]